UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

PROCAP FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42995	39-2767031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lexington Avenue, Floor 2
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(305) 938-0912

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BRR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BRRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2026, Mr. William H. Miller IV notified the Board of Directors (the “Board”) of ProCap Financial, Inc. (the “Company”) of his intention to resign as a director of the Company and as a member of the Audit Committee, Compensation Committee, Governance Committee, and Treasury Committee (the “Committees”), effective as of January 20, 2026. Mr. Miller’s resignation was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the operations, policies or practices of the Company. The Company expresses its gratitude to Mr. Miller for his invaluable and dedicated service, including his service on the Committees.

On January 22, 2026, the Company notified Nasdaq that, due to Mr. Miller’s resignation from the Audit Committee, the Company would no longer continue to satisfy the requirements of Nasdaq Listing Rule 5605(c)(2)(A), which requires the audit committee of a company with Nasdaq-listed securities to have a minimum of three members, each of whom satisfies the independence requirements set forth in Nasdaq Listing Rule 5605(a)(2).

In the Company’s notice to Nasdaq, the Company also informed Nasdaq of its temporary noncompliance with the continued listing requirements as set forth in Nasdaq Listing Rule 5605(b) regarding the composition of the Board, because there is no longer a majority of independent directors on the Board. Following Mr. Miller’s resignation, the Board has two independent directors, two non-independent directors, and one vacant seat to be filled by a new independent director.

Additionally, the Company’s notice to Nasdaq stated that the Company intends to rely upon the cure periods provided by Nasdaq Listing Rule 5605(c)(4)(B) and 5605(b)(1)(A), which provide a cure period to regain compliance with Listing Rule 5605(c)(2)(A) and 5605(b), respectively. The Company is currently searching for an independent director to join the Company’s Board and Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCAP FINANCIAL, INC.

Date: January 23, 2026	By:	/s/ Anthony Pompliano
	Name:	Anthony Pompliano
	Title:	Chief Executive Officer